OPPENHEIMER MAIN STREET GROWTH & INCOME
FUND/VA
                                           Share Certificate (8-1/2" x 11")

I.       FACE OF CERTIFICATE (All text and other matter lies within
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right)  SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER MAIN STREET
                                GROWTH & INCOME FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE
FOR
                                                                   CERTAIN
DEFINITIONS

                                                                       (box
with number)
                                                                         CUSIP

         (at left)             is the owner of

         (centered)        FULLY PAID  SHARES OF
BENEFICIAL                                      INTEREST OF

                                    OPPENHEIMER MAIN STREET
                                       GROWTH & INCOME FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS
(hereinafter  called the "Fund"),  transferable
                  only on the books of the Fund by the  holder  hereof in
person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly
endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held
subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This
                  certificate is not valid until countersigned by the
Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of
seal)

         /s/ Brian W. Wixted                                  /s/ Bridget A.
Macaskill
         _______________________                     ___________________

TREASURER
PRESIDENT


                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal


                                                   with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS
SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)
Transfer Agent

                                                     By
____________________________
                                                              Authorized
Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________

(Cust)                     (Minor)

                                                     UNDER UGMA/UTMA
___________________

(State)


Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto








PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



______________________________________________________________
(Please print or type name and address of assignee)

______________________________________________________

__________________________________________________________  Shares of the
beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed:
__________________________

________________________________
                                            (Both must sign if joint tenancy)

                                            Signature(s)
__________________________
                                            guaranteed                 Name
of Firm or Bank
                                            by:
_____________________________

Signature of
       Officer

(text printed              NOTICE: The signature(s) to this assignment
vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank
having a U.S.
                                            firm of a national securities
exchange.